Exhibit 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report for the Nokia Retirement Savings and Investment Plan (the "Plan") on Form 11-K for the period ended December 31, 2002, as filed with the Securities and Exchange Commission on June 30, 2003 (the "Form 11-K"), the undersigned hereby certifies that to the best of her knowledge:

1. The Form 11-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form 11-K fairly presents, in all material respects, the financial condition and results of operations of the Plan.

This written statement is being furnished to the Securities and Exchange Commission as an exhibit to the Form 11-K. A signed original of this statement has been provided to Nokia and will be retained by Nokia and furnished to the Securities and Exchange Commission or its staff upon request.


Date:  June 30, 2003            By:  /s/ Kirsi Sormunen
                                    ----------------------------------------

                                    Kirsi Sormunen

                                    Plan Administrator